UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 2320 Denver, Colorado	80202-3625
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre−commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre−commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Exchange Agreement

On September 26, 2014, Earthstone Energy, Inc. (“Earthstone” or the “Company”) and Oak Valley Resources, LLC, a Delaware limited liability company (“Oak Valley”), entered into an amendment (the “Amendment”) to that certain Exchange Agreement, dated as of May 15, 2014, between Earthstone and Oak Valley (the “Exchange Agreement”), as referenced in the Company’s Current Report on Form 8-K filed on May 16, 2014 with the U.S. Securities and Exchange Commission (the “SEC”).

The following changes to the Exchange Agreement were made pursuant to the Amendment:

●	Section 7.1(b)(i) was amended to change the “Outside Date” from November 30, 2014 to January 31, 2015;

●	The alternative Outside Date in Section 7.1(b)(i) that is applicable if Oak Valley fails to contribute the “Minimum Oak Valley Capital Contribution” (as defined in the Exchange Agreement) from its members and has not yet exhausted its remedies under its limited liability company agreement to cause the funding of the capital call sufficient to satisfy the Minimum Oak Valley Capital Contribution, has been extended from December 31, 2014 to February 28, 2015; and

●	Section 5.2(b) was amended to provide that Oak Valley may enter into no more than one “Oak Valley Interim Acquisition” (as defined in the Exchange Agreement) prior to the Closing Date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additional Information About the Proposed Transaction

In connection with the proposed transaction, Earthstone will file with the SEC a definitive proxy statement that will include important information about both Oak Valley and Earthstone.  Earthstone also plans to file other relevant documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EARTHSTONE AND THE PROPOSED TRANSACTION.  Investors and security holders may obtain these documents when available free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by Earthstone can be obtained free of charge from Earthstone’s website at www.earthstoneenergy.com or by contacting the Company by mail at 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202, or by telephone at (303) 296-3076.

Participants in Solicitation

Earthstone and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Earthstone in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Earthstone’s stockholders in connection with the proposed transaction, including the interests of such persons in the proposed transaction, will be set forth in Earthstone’s definitive proxy statement when it is filed with the SEC.  Investors and security holders can find information regarding Earthstone’s directors and executive officers in Earthstone’s definitive proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 26, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
10.1	Amendment to Exchange Agreement between Earthstone Energy, Inc. and Oak Valley Resources, LLC, dated as of September 26, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

October 1, 2014	By:	/s/ Ray Singleton
Ray Singleton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Exchange Agreement between Earthstone Energy, Inc. and Oak Valley Resources, LLC, dated as of September 26, 2014.